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                                                                 EXHIBIT 10.3.2



                               AMENDMENT NO. TWO

                 HAVERTY FURNITURE COMPANIES, INC., THRIFT PLAN
                (AMENDED AND RESTATED EFFECTIVE JANUARY 1, 1987)

         WHEREAS, Haverty Furniture Companies, Inc. (the "Company") maintains the Haverty Furniture Companies, Inc. Thrift Plan (the "Thrift Plan"), as amended and restated effective January 1, 1987, and subsequently amended by Amendment No. One adopted by the Company's Board of Directors on May 6, 1994, and executed on behalf of the Company by the President and C.E.O. on that date; and

         WHEREAS, the Employee Benefits Committee (the "Committee") is authorized under Section 8.1 of the Thrift Plan to make any amendments required in order to maintain the Thrift Plan's qualification for tax-exempt status; and

         WHEREAS, the Committee desires to amend the Thrift Plan in order to add certain provisions required by the IRS for a favorable determination letter;

         NOW, THEREFORE, pursuant to the power reserved to the Committee, the Thrift Plan is hereby amended, effective January 1, 1989, in the following respects:

1. Section 3.2(c) of the Thrift Plan is hereby amended by inserting the following immediately after the first sentence thereof:

                  "Notwithstanding anything contained herein to the contrary, all such Safe Harbor Contributions shall be fully vested and nonforfeitable when made. In addition, they must satisfy the conditions described in Regs. ss.1.401(k)-1(b)(5) and ss.1.401(m)-1(b)(5)."

2. Section 5.2(a) of the Thrift Plan is hereby amended by inserting the following immediately after the first sentence thereof:

                  "If the Employer maintains any other plan subject to Code
                  Section 401(k), the aggregation rules of Code Section 401(k)(3) and Reg. ss.1.401(k)-1(b)(3) shall apply."

3. Section 5.2(a)(1) of the Thrift Plan is hereby amended by adding thereto the following sentence:

                  "Before-Tax Contributions will be taken into account hereunder only to the extent that they satisfy the requirements of Reg. ss.1.401(k)-1(b)(4)."

4. Section 5.2(b) of the Thrift Plan is hereby amended by inserting the following immediately after the first sentence thereof:


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                  "If the Employer maintains any other plan subject to Code
                  Section 401(m), the aggregation rules of Code Section 401(m)(2)(B) and Reg. ss.1.401(m)-1(b)(3) shall apply."

5. Section 5.2(c) of the Thrift Plan is hereby amended and restated in its entirety to read as follows:

                  "(c) Multiple Use Prohibited. In any Plan Year the Committee may either reclassify ADP amounts as ACP amounts for testing purposes only, or may use the combined limit test described in subsection (d). All ADP amounts reclassified as ACP amounts shall satisfy the conditions described in Reg. ss.1.401(m)-1(b)(5) and any such reclassification shall be determined before the Committee conducts the ACP Test under Subsection (b). All rules of application with reference to these nondiscrimination tests, including any modification or restriction on the multiple use of the 2-point-spread-2-times-multiplier, shall be governed by Reg.ss.1.401(m)-2. If multiple use occurs, the ADP, ACP, or a combination of the two, as determined by the Committee, shall be reduced for all Highly Compensated Employees under the arrangement(s) subject to the reduction, to the extent necessary to meet the tests."

6. Section 6.1(a) of the Thrift Plan is hereby deleted in its entirety and the remaining subsections (b) - (f) redesignated accordingly as
         (a) - (e).

         Except as specifically amended hereby, the Thrift Plan shall remain in full force and effect as prior to this Amendment No. Two.

         IN WITNESS WHEREOF, the Company has caused this Amendment No. Two to the Thrift Plan to be executed by its duly authorized representatives, effective January 1, 1989, but executed this 30th day of August, 1996.

                                          EMPLOYEE BENEFITS COMMITTEE
                                          OF THE BOARD OF DIRECTORS OF
                                          HAVERTY FURNITURE COMPANIES, INC.


                                          /s/ Lynn H. Johnston
                                          ------------------------------------
                                          Lynn H. Johnston, Chairman


                                          /s/ Frank S. McGaughey, III
                                          ------------------------------------
Attest:                                   Frank S. McGaughey, III


/s/ Christine M. Jones                    /s/ John T. Glover
----------------------------------        ------------------------------------
Christine M. Jones                        John T. Glover
Vice President and Secretary
HAVERTY FURNITURE COMPANIES, INC.



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